    As filed with the Securities and Exchange Commission on April 23, 2002



                                                       Registration Nos. 2-81150
                                                                        811-3634
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A



           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
                       POST-EFFECTIVE AMENDMENT No. 22                       |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|
                              AMENDMENT No. 23                               |X|
                        (Check appropriate box or boxes)



                            ------------------------


                          THE GUARDIAN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                   7 Hanover Square, New York, New York 10004
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (212) 598-8359


                            ------------------------


                          Richard T. Potter, Jr., Esq.
                          c/o The Guardian Insurance &
                              Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                    (Name and Address of Agent for Service)


                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):

            |_| immediately upon filing pursuant to paragraph (b) of Rule 485



            |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485



            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


            |_| on (date) pursuant to paragraph (a)(1) of Rule 485


            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================

PROSPECTUS

May 1, 2002


THE GUARDIAN
BOND FUND

INVESTMENT OBJECTIVE

THE GUARDIAN BOND FUND'S primary investment objective is to secure maximum current income without undue risk to principal. Capital appreciation is a secondary objective.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.


THE GUARDIAN BOND FUND                                             PROSPECTUS  1

INVESTMENT GRADE
SECURITIES
Investment grade securities are
bonds that nationally
recognized statistical ratings
organizations, such as Moody's
Investors Service, Inc. and
Standard & Poor's Ratings
Group, rate as Baa or BBB or
higher, with securities rated
Aaa or AAA being the highest
quality.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's total assets is usually invested in different kinds of investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.

Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.


Guardian Investor Services LLC (GIS), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt market by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and degree of risk relative to other securities in the sector. The Fund generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.



Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. If the securities are unrated they must be deemed to be of comparable quality by GIS, the Fund's investment adviser. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being raised to investment grade. Debt securities rated below investment grade are commonly known as junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of the Fund's assets will be invested in lower rated securities.


The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages.

 2 PROSPECTUS                                             THE GUARDIAN BOND FUND

The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by a bank, the U.S. government or a U.S. government agency. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government.

The Bond Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are issued primarily by non-government entities.

The Bond Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Bond Fund may invest up to 10% of the value of its total net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

The Bond Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous. For more information, see the section called Risks and special investment techniques.

To earn additional income, the Fund may lend its portfolio securities to securities dealers, banks and other institutional investors. See the section called Risks and special investment techniques for more information on securities lending.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower). Because the Fund may invest up to 10% of its total net assets in U.S. dollar denominated securities of foreign governments and other foreign issuers that are settled overseas, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. See the section called Risks and special investment techniques for a discussion of the debt market and foreign market risks of investing in this Fund.

THE GUARDIAN BOND FUND                                             PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
5.58% for the quarter ended
June 30, 1995.



WORST QUARTER
-2.27% for the quarter ended
March 31, 1994.


Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is considered less likely to repay the interest and principal than issuers of higher-quality bonds. Lower quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry. While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than interest-bearing securities. For more information, see the section called Risks and special investment techniques.


The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GIS's continuing asset allocation efforts among various sectors of the bond markets.


HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year for the last 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect separate account or variable insurance contract fees or charges. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1992                                                                              7.70
1993                                                                              9.85
1994                                                                             -3.45
1995                                                                             17.59
1996                                                                              2.88
1997                                                                              8.99
1998                                                                              8.10
1999                                                                             -0.84
2000                                                                             10.02
2001                                                                              8.86

 4 PROSPECTUS                                             THE GUARDIAN BOND FUND

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1, 5 and 10-year periods ended December 31, 2001. It compares the Fund's performance with the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. Past results do not necessarily indicate how the Fund will perform in the future.



                                              1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
The Guardian Bond Fund                        8.86%     6.95%     6.82%
-------------------------------------------------------------------------
Lehman Aggregate Bond Index                   8.44%     7.43%     7.23%
-------------------------------------------------------------------------


THE GUARDIAN BOND FUND                                             PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk, since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

 6 PROSPECTUS                                             THE GUARDIAN BOND FUND

Prepayment and extension risk

There is also the possibility that a debt security could be prepaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

FOREIGN MARKET RISKS

Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities.

THE GUARDIAN BOND FUND                                             PROSPECTUS  7

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. In addition, the Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund may invest. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.


SPECIAL INVESTMENT TECHNIQUES

BORROWING


The Fund may borrow up to 33 1/3% of the value of its total assets for temporary emergency purposes. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. Amounts borrowed for temporary emergency purposes, together with any outstanding obligations relating to dollar rolls, reverse repurchase agreements or similar transactions will not exceed the 33 1/3% limit.



DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS


In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.


Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.


 8 PROSPECTUS                                             THE GUARDIAN BOND FUND

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.


ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER


Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund's investment restrictions currently limit the Fund's investments in illiquid securities to 10% of total assets.


Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

Investment grade securities are secured or unsecured debt obligations that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

THE GUARDIAN BOND FUND                                             PROSPECTUS  9

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current

 10 PROSPECTUS                                            THE GUARDIAN BOND FUND
basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

THE GUARDIAN BOND FUND                                            PROSPECTUS  11

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER


Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).



The adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GIS a fee at the annual rate of 0.50% of average net assets.


PORTFOLIO MANAGERS

Thomas Sorell, CFA, and Howard Chin have managed the portfolio since January, 1998. Mr. Sorell has served as sole or co-portfolio manager of the Fund's assets since January 1997. He has been a Senior Managing Director of Guardian Life since 2000, and before that he was Vice President. Mr. Sorell, who joined Guardian Life in 1994, also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries.


Mr. Chin has been a Managing Director of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries. Before joining the company, he worked as vice president and senior mortgage strategist at Goldman Sachs & Co.


 12 PROSPECTUS                                            THE GUARDIAN BOND FUND

OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading, because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

If we reject a transfer, we will not process either the sale or purchase side of the request.

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

SHARE PRICE


The share price (or NAV) of the Fund is
calculated each day that the NYSE is open.
The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier.


NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.


The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


THE GUARDIAN BOND FUND                                            PROSPECTUS  13

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interest of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

A relatively small portion of the Fund's investment income may be received from sources within foreign countries and be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitles certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

 14 PROSPECTUS                                            THE GUARDIAN BOND FUND

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

THE GUARDIAN BOND FUND                                            PROSPECTUS  15

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                            FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year           $11.75        $11.41        $12.23        $12.11        $11.83
                                           --------      --------      --------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.69          0.81          0.68          0.69          0.75
Net Gains or Losses on Securities
  (both realized and unrealized)               0.34          0.31         (0.79)         0.28          0.29
                                           --------      --------      --------      --------      --------
Total from Investment Operations               1.03          1.12         (0.11)         0.97          1.04

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)        (0.73)        (0.78)        (0.68)        (0.69)        (0.76)
Distributions (from Capital Gains)            (0.06)           --         (0.03)        (0.16)           --
                                           --------      --------      --------      --------      --------
Total Distributions                           (0.79)        (0.78)        (0.71)        (0.85)        (0.76)
                                           --------      --------      --------      --------      --------
Net Asset Value, End of Year                 $11.99        $11.75        $11.41        $12.23        $12.11
                                           --------      --------      --------      --------      --------
Total Return (a)                              8.86%        10.02%         (0.84)%       8.10%         8.99%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)    $357,892      $355,435      $376,431      $381,387      $355,412
Ratio of Expenses to Average Net Assets       0.57%         0.55%         0.57%         0.67%         0.59%
Ratio of Expenses (Excluding Interest
  Expense) to Average Net Assets              0.56%         0.55%         0.55%         0.55%         0.55%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                          5.41%         6.75%         5.78%         5.51%         6.15%
Portfolio Turnover Rate                        414%          297%          257%          287%          340%


--------------------

(a)Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


 16 PROSPECTUS                                            THE GUARDIAN BOND FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address, unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Fund may be available electronically from our website.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3634

THE GUARDIAN BOND FUND                                            PROSPECTUS  17

THE GUARDIAN BOND FUND, INC.
7 Hanover Square, New York, New York 10004

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2002



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Guardian Bond Fund, Inc. (the "Fund") dated May 1, 2002. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services LLC(R), 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.



The Fund's annual report for the year ended December 31, 2001 is incorporated by reference into this Statement of Additional Information. For a free copy of the annual report, call 1-800-221-3253.


                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Fund Organization...........................................   B-2
Investment Strategies and Risk Considerations...............   B-2
Ratings of Debt Obligations.................................   B-5
Investment Restrictions.....................................   B-5
Temporary Defensive Positions...............................   B-7
Portfolio Turnover..........................................   B-7
Fund Management.............................................   B-7
Guardian Life and Other Fund Affiliates.....................  B-13
Investment Adviser..........................................  B-13
Performance Data............................................  B-13
Calculation of Net Asset Value..............................  B-16
Securities Valuations.......................................  B-16
Taxes.......................................................  B-16
Custodian and Transfer Agent................................  B-17
Brokerage Allocation........................................  B-18
Legal Opinions..............................................  B-18
Capital Stock...............................................  B-18
Independent Auditors and Financial Statements...............  B-18
Appendix....................................................  B-19



EB-013290   5/02


STATEMENT OF ADDITIONAL INFORMATION

FUND ORGANIZATION

The Fund is registered with the SEC as an open-end, diversified, management investment company. It is incorporated in Maryland and commenced its operations in March 1983.

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

MORTGAGE-BACKED SECURITIES

The Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, so they are multi-class bonds. CMO classes typically have different interests in the stream of interest and principal payments from an underlying pool of mortgages. Hence, the classes are paid sequentially according to the payment structure of the CMO. Mortgage pass-throughs and CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Fund must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loan securities. Whole loan securities are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds, which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so the proceeds from prepaid mortgage-backed securities are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments tend to occur more rapidly after interest rates generally have declined. The return provided to the Fund will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Fund may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value while held by the Fund will have an adverse impact on the Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments ("IOs") and one class

                                                    THE GUARDIAN BOND FUND, INC.

receives only principal payments ("POs"). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Fund's Board of Directors has adopted procedures for the use of its investment adviser, Guardian Investor Services LLC ("GIS"), when ascertaining the liquidity and fair value of its investments, including its mortgage-backed securities holdings. There is no guarantee that the Fund's investments in mortgage-backed securities will be successful, and the Fund's total return could be adversely affected as a result.


ASSET-BACKED SECURITIES

Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages but may have average lives up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

TRUST PREFERRED SECURITIES

The Fund may also invest in trust-preferred (or capital) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Fund's investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

SECURITIES LENDING

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Fund will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral if a borrower should fail financially.

The Fund will cease to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3 % of its total assets. A significant portion of the Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending its securities, and acquiring debt securities, the Fund will not make loans to other persons.

The Fund will typically receive commitment fees from the borrower which are normally payable upon the expiration of the loan transactions. If the Fund calls the loaned securities prior to the expiration date of the loan

STATEMENT OF ADDITIONAL INFORMATION
transactions, the Fund may not be entitled to receive the entire commitment fee. The Fund does not expect to call loaned securities prior to the loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including the entire commitment fee. Loan transactions can be structured to permit similar, but not necessarily identical, securities to be returned to the Fund upon the expiration of a loan.


Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GIS to be creditworthy and will not be made unless, in GIS's judgment, the income that can be earned justifies the risk. The Fund could also suffer a loss in the event of losses on investments made with cash collateral.


In the event a borrower is unable to complete a loan transaction, or in the event of any default or insolvency of a borrower, the Fund will retain the collateral it received in connection with the loan transaction. In the event that the borrower defaults on its obligation to return the loaned securities, the Fund could suffer a loss to the extent that the market value of the collateral falls below that of the loaned securities. If the collateral is insufficient to fully satisfy its rights under the loan agreement, the Fund will take whatever steps it deems advisable to satisfy its claim.

The Fund may pay reasonable custodian and administrative fees in connection with the loans.

DOLLAR ROLL AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous to do so. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

The Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. The Fund's use of the transaction proceeds may be restricted pending such decision.


Whenever the Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. Government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund's ability to pursue other investment opportunities.



Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GIS believes that these transactions do not present the risks associated with other types of leverage. The Fund does not intend to enter into dollar roll or reverse repurchase agreement transactions other than in such circumstances or for temporary or emergency purposes. In addition, the staff of the Securities and Exchange Commission has taken the position that dollar roll and reverse repurchase agreement transactions are deemed to be borrowings within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Although the Fund intends to engage in such transactions only in the limited circumstances described above, the use of such transactions will be subject to the Fund's investment limitation



B-4                                                 THE GUARDIAN BOND FUND, INC.

on borrowings, which limits the aggregate borrowings of the Fund to no more than 33 1/3 % of the value of the Fund's total assets.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase the debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents, and are marked-to-market daily during their respective terms. Costs, delays or losses could result if the seller becomes bankrupt or is otherwise unable to repurchase a security that is subject to a repurchase agreement. To attempt to minimize this risk, the Fund's Board of Directors periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Fund. The Fund will not enter into a repurchase agreement which matures in more than seven days, if, as a result, more than 10% of its net assets would be invested in illiquid securities.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risk of ownership, including the risk of price fluctuation. If the Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

The Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Fund does not engage in these transactions to speculate on interest rate changes. However, the Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.


Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when the Fund commits to buy particular securities and make payment in the future, it must segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, the Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment adviser's ability to pursue other investment opportunities.


RATINGS OF DEBT OBLIGATIONS
Nationally recognized statistical ratings organizations ("NRSROs") are private services that rate the credit quality of corporate debt obligations. A description of the range of ratings assigned to such obligations by two leading NRSROs (i.e., Moody's and Standard & Poor's) is included in the Appendix to this Statement of Additional Information.

The Fund primarily purchases "investment grade" debt securities, or those which are rated in one of the top four rating categories established by NRSROs. However, as noted in the Prospectus, a small portion of the Fund's assets may be invested in securities rated lower than "investment grade." Such holdings typically result when securities that were acquired by the Fund as "investment grade" securities are subsequently downgraded.

Lower rated debt securities may be subject to certain risks not typically associated with "investment grade" debt securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, and, in turn, adversely affect their marketability; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

INVESTMENT RESTRICTIONS
The Fund has adopted the following investment restrictions that cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined by the 1940 Act, the vote of a majority of

STATEMENT OF ADDITIONAL INFORMATION                                          B-5
the outstanding voting securities of the Fund means the lesser of the vote of
(a) 67 percent of the voting securities of the Fund at a meeting where more than 50 percent of the outstanding voting securities are present in person or by proxy, or (b) more than 50 percent of the outstanding voting securities of the Fund. All percentage restrictions on investments apply when an investment is made. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction. The following investment restrictions provide that the Fund may not:

 1. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus;

 2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

 3. Borrow money, except that the Fund may (i) borrow up to 33 1/3 % of its total assets (not including the amount borrowed) for temporary or emergency purposes; and (ii) engage in reverse repurchase agreements, dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3 % of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

 4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure temporary or emergency borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements which may be required in connection with securities transactions by the Investment Company Act of 1940 are not considered a pledge of assets;

 5. Make loans of money, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 10% of the Fund's net assets;

 6. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. (There is no limitation as to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.) For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry;

 7. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

 8. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations;

 9. Invest more than 10% of the value of its total assets in securities that are not readily marketable or which are restricted as to disposition under the federal securities laws or otherwise. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of the Fund. To the extent that securities received under these circumstances, together with other unmarketable securities, exceed 10% of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than 10%;

10. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities;

11. Purchase securities issued by any other investment company;

12. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities;

13. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

14. Purchase or sell commodities or commodity contracts;

                                                    THE GUARDIAN BOND FUND, INC.

15. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts;

16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

17. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

18. Purchase securities for the purpose of exercising control over another company; and

19. Issue any senior securities (except for borrowing subject to the restrictions set forth under Investment Restriction 3, above).


The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing 80% of the value of the Fund's total assets in different kinds of investment grade debt obligations.


TEMPORARY DEFENSIVE POSITIONS
The Fund may alter its investment practices on a temporary or emergency basis when the Fund's investment adviser believes that it is appropriate due to political, economic or other circumstances. The Fund may invest in cash or cash equivalents and repurchase agreements in these circumstances.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate may vary greatly from year to year, and it will not be a limiting factor when GIS deems portfolio changes appropriate. For the years ended December 31, 2000 and 2001, the Fund's annual portfolio turnover rates were 297% and 414%, respectively. An explanation of the Fund's portfolio turnover rate appears in the Prospectus.


FUND MANAGEMENT

As a Maryland Corporation, the Fund is managed by its Board of Directors. The directors meet regularly to review the Fund's investments, performance, expenses and other business affairs. The directors also elect the Fund's officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Fund within the meaning of the 1940 Act ("Disinterested Directors"). These five directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Fund. The Audit Committee met four times, and the Nominating and Governance Committee met once, during the year ended December 31, 2001.



The directors and officers of the Fund are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Fund, (2) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund), (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund and The Guardian Asset Allocation Fund) and (5) GIAC Funds, Inc. (formerly GBG Funds, Inc.) (a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).


STATEMENT OF ADDITIONAL INFORMATION

Set forth below is information about the officers and Directors of the Fund, including their principal business affiliations for the past five years.



                             INTERESTED DIRECTORS*



--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                   POSITION     AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara (71)         Director        Since 1987      Retired. Former Chairman of the            19
 70 Baldwin Farms South                                         Board and Chief Executive Officer,
 Greenwich, Connecticut 06831                                   The Guardian Life Insurance
                                                                Company of America 1/93-12/95;
                                                                President, Director and Chief
                                                                Executive Officer prior thereto;
                                                                Director (Trustee) of all of the
                                                                mutual funds within the Guardian
                                                                Fund Complex. Director of four
                                                                mutual funds sponsored by Gabelli
                                                                Asset Management.
--------------------------------------------------------------------------------------------------------------------

 Leo R. Futia (82)              Director        Since 1982      Retired. Former Chairman of the            19
 18 Interlaken Road                                             Board and Chief Executive Officer,
 Greenwich, Connecticut 06830                                   The Guardian Life Insurance
                                                                Company of America; Director
                                                                5/70-present. Director (Trustee)
                                                                of all of the mutual funds within
                                                                the Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Joseph D. Sargent (64)         Director        Since 1996      Chairman and Chief Executive               19
                                                                Officer, The Guardian Life
                                                                Insurance Company of America,
                                                                since 1/02; prior thereto,
                                                                President, Chief Executive Officer
                                                                and Director. Director and
                                                                President of The Guardian
                                                                Insurance & Annuity Company, Inc.
                                                                Manager, Guardian Investor
                                                                Services LLC and Park Avenue
                                                                Securities LLC and Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------------------



                            DISINTERESTED DIRECTORS



--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                   POSITION     AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 Frank J. Fabozzi (53)          Director        Since 1992      Adjunct Professor of Finance,              19
 858 Tower View Circle                                          School of Management -- Yale
 New Hope, Pennsylvania 18938                                   University 2/94- present; Visiting
                                                                Professor of Finance and
                                                                Accounting, Sloan School of
                                                                Management -- Massachusetts
                                                                Institute of Technology prior
                                                                thereto. Editor, Journal of
                                                                Portfolio Management. Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex. Director (Trustee) of
                                                                various closed-end investment
                                                                companies sponsored by BlackRock
                                                                Financial Management.
--------------------------------------------------------------------------------------------------------------------


---------------


*"Interested Director" means one who is an "interested person" under the 1940
 Act by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain funds in the Guardian Fund Complex.




B-8                                                 THE GUARDIAN BOND FUND, INC.

--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                   POSITION     AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr. (73)    Director        Since 1989      Retired. Former Executive Vice             19
                                                                President, Shearson Lehman
                                                                Brothers, Inc. Director (Trustee)
                                                                of all of the mutual funds within
                                                                the Guardian Fund Complex.
                                                                Director (Trustee) of various
                                                                mutual funds sponsored by Mitchell
                                                                Hutchins Asset Management, Inc.
                                                                and UBS PaineWebber, Inc.
--------------------------------------------------------------------------------------------------------------------

 Sidney I. Lirtzman (70)        Director        Since 1987      Professor of Management                    19
 38 West 26th Street                                            9/67-present and Interim President
 New York, New York 10010                                       9/99-present; and Acting Dean of
                                                                the Zicklin School of Business
                                                                Management 2/95 - 9/99, City
                                                                University of New York -- Baruch
                                                                College. President, Fairfield
                                                                Consulting Associates, Inc.
                                                                Director (Trustee) of all of the
                                                                mutual funds within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Carl W. Schafer (66)           Director        Since 3/96      President, Atlantic Foundation (a          19
 66 Witherspoon Street, #1100                                   private charitable foundation).
 Princeton, New Jersey 08542                                    Director of Roadway Corporation
                                                                (trucking), Labor Ready, Inc.
                                                                (provider of temporary manual
                                                                labor) and Frontier Oil
                                                                Corporation. Chairman of the
                                                                Investment Advisory Committee of
                                                                the Howard Hughes Medical
                                                                Institute 1985-1992. Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex. Director (Trustee) of
                                                                various mutual funds sponsored by
                                                                UBS PaineWebber, Inc., Harding
                                                                Loevner (4 funds) and Ell Realty
                                                                Securities Fund (1 fund).
--------------------------------------------------------------------------------------------------------------------

 Robert G. Smith (70)           Director        Since 1982      President, Smith Affiliated                19
 132 East 72nd Street                                           Capital Corp. Director (Trustee)
 New York, New York 10021                                       of all of the mutual funds within
                                                                the Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                                          B-9

                                    OFFICERS



--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                                                                     GUARDIAN FUND
                                                TERM OF OFFICE                                        COMPLEX FOR
                                   POSITION     AND LENGTH OF         PRINCIPAL OCCUPATIONS          WHICH OFFICER
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED+          DURING PAST 5 YEARS               SERVES
--------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso (50)          Senior Vice     Since 1992      Senior Vice President and                  19
                                President and                   Corporate Secretary, The Guardian
                                Secretary                       Life Insurance Company of America
                                                                since 1/01; Vice President and
                                                                Corporate Secretary prior thereto.
                                                                Director, Vice President and
                                                                Secretary, The Guardian Insurance
                                                                & Annuity Company, Inc., Manager,
                                                                Senior Vice President and
                                                                Secretary, Guardian Investor
                                                                Services LLC and Park Avenue
                                                                Securities LLC. Vice President and
                                                                Secretary, Park Avenue Life
                                                                Insurance Company, Guardian
                                                                Baillie Gifford Limited and all of
                                                                the mutual funds within the
                                                                Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Howard W. Chin (49)            Managing        Since 1997      Managing Director, Investments,            16
                                Director                        The Guardian Life Insurance
                                                                Company of America, since
                                                                September 1997. Vice President and
                                                                Senior Mortgage Strategist,
                                                                Goldman Sachs & Co., prior
                                                                thereto. Officer of various mutual
                                                                funds within the Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------------------

 Alexander M. Grant, Jr. (53)   Managing        Since 1991      Managing Director, Investments,            16
                                Director and                    The Guardian Life Insurance
                                Treasurer                       Company of America 3/99-present.
                                                                Second Vice President, Investments
                                                                prior thereto. Officer of various
                                                                mutual funds within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Frank J. Jones (63)            President       Since 1991      Executive Vice President and Chief         19
                                                                Investment Officer, The Guardian
                                                                Life Insurance Company of America.
                                                                Executive Vice President and Chief
                                                                Investment Officer and Director,
                                                                The Guardian Insurance & Annuity
                                                                Company, Inc. Manager, Park Avenue
                                                                Securities LLC. and Guardian
                                                                Investor Services LLC. Director,
                                                                Guardian Baillie Gifford Limited.
                                                                Officer of all of the mutual funds
                                                                within the Guardian Fund Complex.
                                                                Director, The International
                                                                Securities Exchange.
--------------------------------------------------------------------------------------------------------------------

 Ann T. Kearney (51)            Controller      Since 1987      Second Vice President, Group               16
                                                                Pensions, The Guardian Life
                                                                Insurance Company of America.
                                                                Second Vice President of The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Controller
                                                                of various mutual funds within the
                                                                Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Frank L. Pepe (60)             Vice President  Since 1995      Vice President and Equity                  19
                                                                Controller, The Guardian Life
                                                                Insurance Company of America. Vice
                                                                President and Controller, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

                                                    THE GUARDIAN BOND FUND, INC.

--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                                                                     GUARDIAN FUND
                                                TERM OF OFFICE                                        COMPLEX FOR
                                   POSITION     AND LENGTH OF         PRINCIPAL OCCUPATIONS          WHICH OFFICER
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED+          DURING PAST 5 YEARS               SERVES
--------------------------------------------------------------------------------------------------------------------
 Richard T. Potter, Jr. (47)    Vice President  Since 1992      Vice President and Equity Counsel,         19
                                and Counsel                     The Guardian Life Insurance
                                                                Company of America. Vice President
                                                                and Counsel, The Guardian
                                                                Insurance & Annuity Company, Inc.,
                                                                Guardian Investor Services LLC,
                                                                Park Avenue Securities LLC and all
                                                                of the mutual funds within the
                                                                Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Robert A. Reale (41)           Managing        Since 2001      Managing Director, Investments,            19
                                Director                        The Guardian Life Insurance
                                                                Company of America, since 3/01;
                                                                Second Vice President, Investment
                                                                10/99-2/01. Prior thereto,
                                                                Assistant Vice President, Metlife.
--------------------------------------------------------------------------------------------------------------------

 Thomas G. Sorell (46)          Senior          Since 1997      Senior Managing Director, Fixed            16
                                Managing                        Income Securities, The Guardian
                                Director                        Life Insurance Company of America
                                                                3/00-present; Vice President,
                                                                Fixed Income Securities, prior
                                                                thereto. Senior Managing Director
                                                                of The Guardian Insurance &
                                                                Annuity Company, Inc. Vice
                                                                President, Investments: Park
                                                                Avenue Life Insurance Company.
                                                                Officer of various mutual funds
                                                                within the Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr. (46)   Vice President  Since 1995      Vice President, Equity                     19
                                                                Administration, The Guardian Life
                                                                Insurance Company of America,
                                                                since 3/99; Second Vice President,
                                                                Equity Administration, prior
                                                                thereto. Vice President, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------



+There is no set term of office for Directors and officers. The table reflects the number of years for which each person has served as Director and/or officer.



The Guardian Fund Complex pays Disinterested Directors directors' fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all Funds in the Guardian Fund Complex based on assets. Board committee members also receive $2,000 per committee meeting. Directors who are "interested persons," except Mr. Sargent, receive the same fees, but they are paid by GIS. Mr. Sargent receives no compensation for his services as a Fund Director. All officers of the Fund are employees of Guardian Life; they receive no compensation from the Fund. All of the Directors who are not "interested persons" of the Fund serve on the Audit Committee and the Nominating and Governance Committee of the Board of Directors. The Audit Committee considers, among other things, the selection and review of the Fund's independent auditors. The Audit Committee met 4 times and the Nominating and Governance Committee met once, during 2001.



Each Fund Director is also a director of The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. (formerly GBG Funds, Inc.), and a trustee of The Park Avenue Portfolio. The Fund


STATEMENT OF ADDITIONAL INFORMATION                                         B-11
and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Fund and the Guardian Fund Complex to the Fund's Directors for the year ended December 31, 2001.



                              COMPENSATION TABLE*



                                                                                                        Total
                                                              Accrued      Estimated             Compensation
                                       Aggregate           Pension or         Annual        from the Fund and
                                    Compensation  Retirement Benefits  Benefits Upon     Other Members of the
Name and Title                   from the Fund**     Paid by the Fund     Retirement  Guardian Fund Complex**
--------------                   ---------------  -------------------  -------------  -----------------------
Frank J. Fabozzi, Director.....           $3,061                  N/A            N/A                  $73,501
William W. Hewitt, Jr.,
  Director.....................           $3,061                  N/A            N/A                  $73,501
Sidney I. Lirtzman, Director...           $3,061                  N/A            N/A                  $73,501
Carl W. Schafer, Director......           $3,061                  N/A            N/A                  $73,501
Robert G. Smith, Director......           $3,061                  N/A            N/A                  $72,652



* Directors who are "interested persons" of the Fund are not compensated by the Fund, so information about their compensation is not included in this table.



**Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.



The Fund's officers and directors had an aggregate interest of less than 1% in the Fund's outstanding shares as of April 1, 2002.



The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2001.



                         DIRECTOR SHARE OWNERSHIP TABLE



                                              Dollar Range of      Aggregate Dollar Range of Equity Securities
                                         Equity Securities in  in all Registered Investment Companies Overseen
           Name of Director                          the Fund             by Director in Guardian Fund Complex
           ----------------              --------------------  -----------------------------------------------
Frank J. Fabozzi.......................                    $0                                             $0
Arthur V. Ferrara......................      $50,000-$100,000                                  Over $100,000
Leo R. Futia...........................      $50,000-$100,000                                  Over $100,000
William W. Hewitt, Jr. ................                    $0                                             $0
Sidney I. Lirtzman.....................                    $0                                     $1-$10,000
Joseph D. Sargent......................                    $0                                  Over $100,000
Carl W. Schafer........................                    $0                                             $0
Robert G. Smith........................                    $0                                             $0



Because GIS is wholly-owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.



The Fund permits "Access Persons" as defined by Rule 17j-l under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, pursuant to Rule 17j-l and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board is required to review and approve the Code of Ethics for the Adviser. The Adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.




B-12                                                THE GUARDIAN BOND FUND, INC.

GUARDIAN LIFE AND OTHER FUND AFFILIATES

As of April 1, 2002, The Guardian Insurance & Annuity Company, Inc. ("GIAC") a Delaware corporation, owned 100% of the Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC and Guardian Life are located at 7 Hanover Square, New York, New York 10004.


INVESTMENT ADVISER

Under the investment advisory agreement between the Fund and GIS, GIS furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among other things, GIS pays the fees and expenses of the Fund Directors who are interested persons under the 1940 Act. GIS has also agreed to assume those operating expenses of the Fund (excluding interest charges and income, franchise and other taxes) which exceed one percent (1%) of the Fund's average daily net assets for any fiscal year. For the years ended December 31, 1999, December 31, 2000 and December 31, 2001, the ratio of operating expenses to average daily net assets of the Fund did not exceed 1%, so GIS was not obligated to assume any such expenses. From time to time, GIS may, at its discretion, assume certain of the Fund's ordinary operating expenses when they are less than 1% of average daily net assets.



For the years ended December 31, 1999, 2000 and 2001, the Fund paid GIS $1,822,590, $1,772,637 and $1,887,850, respectively, under the investment advisory agreement.



The investment advisory agreement between the Fund and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of the Disinterested Directors who are not parties to the agreement or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.


If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Bond Fund, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Bond Fund, Inc."


A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.



Matters Considered by the Board. In approving the continuation of the investment advisory agreement, the Board reviewed reports prepared by GIS, materials provided by counsel to the Disinterested Directors, as well as other information. The Board considered the nature and quality of the investment advisory services provided to the Fund by GIS under the investment advisory agreement and the personnel who provide these services, including the historical performance of the Fund compared to its benchmark index and peer group of similar investment companies. In addition, the Board considered other services provided to the Fund by GIS, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the Fund's other service providers as well as other services necessary for the Fund's operation.



The Board considered the fees paid to the GIS for investment advisory services. In connection with its review of the fees paid to GIS, the Board reviewed information prepared by an independent source comparing the Fund's advisory fee rate and overall expense ratio with those of comparable funds.



Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by GIS to the Fund, and that the advisory fee rate was reasonable in relation to such services. Disinterested Directors of the Fund were assisted by independent legal counsel in their deliberations.


PERFORMANCE DATA
The Fund may, from time to time, provide performance information in advertisements, sales literature or other materials furnished to existing or prospective owners of GIAC's variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. All performance results are historical and are not representative of future results.

Total return and average annual total return reflect the change in value of an investment in the Fund over a specified period, assuming the reinvestment of all capital gains distributions and income dividends. Average

STATEMENT OF ADDITIONAL INFORMATION
annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage or dollar change in value over a specified period. Promotional materials relating to the Fund's performance will always at least provide average annual total returns for each of a short (one to four years), medium (five to nine years) and long (ten years or more) period of time.

Yield is a measure of the net investment income earned on a hypothetical investment over a specified base period of one month or 30 days. Yield is expressed as a percentage of the value of a share at the beginning of the base period. Yields are annualized, which means that they assume that the Fund will generate the same level of net investment income over a one year period. However, the Fund's yield will actually fluctuate daily. On occasion, the Fund may also quote its historical or annualized distribution rates. A distribution rate is simply a measure of the level of income dividends and short-term capital gain dividends distributed for a specified period. A distribution rate is not a complete measure of performance, and may be higher than yield for certain periods. The Fund uses the following SEC standardized formula to compute its yields. This standardized formula is not necessarily consistent with generally accepted accounting principles:

                            YIELD = 2[(a-b+1)(6)-1]
                                       ---
                                       cd

Where:          a       = dividends and interest earned during the period.
                b       = expenses accrued for the period (net of reimbursements).
                        = the average daily number of shares outstanding during the
                c         period.
                        = the net asset value per share on the last day of the
                d         period.


The Fund's yield for the month ended December 31, 2001 was 4.68%.


Average annual total returns and cumulative total returns measure both net investment income and realized and unrealized appreciation or depreciation for a specified period, assuming reinvestment of capital gains distributions and income dividends. Average annual total returns are annualized, so they show the average annual percentage change over the specified period. Cumulative total returns are not annualized, so they show the aggregate percentage or dollar value change over the specified period. The tables below show the Fund's returns for the periods indicated. These figures reflect the reinvestment of all capital gains distributions and income dividends paid by the Fund, and the deduction of all Fund expenses. The actual returns for owners of GIAC's variable annuities or variable life insurance policies will be lower to reflect the effects of charges deducted under the terms of the specific contracts.


                                                                 Annual
                     Year Ended Dec. 31                       Total Return
                     ------------------                       ------------
1984........................................................        13.04%
1985........................................................        22.36%
1986........................................................        14.84%
1987........................................................         0.32%
1988........................................................         9.70%
1989........................................................        13.88%
1990........................................................         7.57%
1991........................................................        16.19%
1992........................................................         7.70%
1993........................................................         9.85%
1994........................................................       (3.45)%
1995........................................................        17.59%
1996........................................................         2.88%
1997........................................................         8.99%
1998........................................................         8.10%
1999........................................................       (0.84)%
2000........................................................        10.02%
2001........................................................         8.86%

                                                    THE GUARDIAN BOND FUND, INC.

                                                              Cumulative and
                                                              Average Annual
               Period Ended December 31, 2001                 Total Returns
               ------------------------------                 --------------
Lifetime Total Return of the Fund*..........................         377.73%
  Average Annual Lifetime Total Return of the Fund*.........           8.74%
Ten-Year Total Return.......................................          93.42%
  Average Annual Ten-Year Total Return......................           6.82%
Five-Year Total Return......................................          39.92%
  Average Annual Five-Year Total Return.....................           6.95%
One-Year Total Return.......................................           8.86%


* Beginning May 1, 1983 (commencement of the Fund's investment operations).

Bond prices fluctuated during the periods covered by the tables and the results illustrated above are not representative of future performance.

The Fund uses the following standardized formula prescribed by the SEC to compute its average annual total return.

                               P (1 + T)(n) = ERV

Where:         P  = a hypothetical initial purchase order of $1,000 (No sales load is deducted as Fund shares are sold at net asset
                    value).
               T  = average annual total return.
               n  = number of years.
             ERV  = ending redeemable value of the hypothetical $1,000
                    purchase at the end of the period.

Total return is calculated in a similar manner, except that the results are not annualized.

The following example shows the average annual total return performance of the Fund for the periods indicated by showing the average annual percentage change for each period and the ending redeemable value of a $1,000 investment. The example takes into account all Fund expenses and assumes reinvestment of all capital gains distributions and income dividends, but does not take into account charges deducted under the terms of GIAC's variable contracts or Federal income taxes and tax penalties that may be incurred when distributions are made from such variable contracts.


                                                              % Change     ERV
                                                              --------     ---
For the year ended December 31, 2001........................     8.86%  $1,088.60
For the 5 years ended December 31, 2001.....................     6.95%   1,399.28
For the 10 years ended December 31, 2001....................     6.82%   1,934.31
For the life of the Fund through December 31, 2001..........     8.74%   4,780.37


The Fund may also advertise "distribution rates." Historical distribution rates are calculated by taking the sum of the income and short-term capital gain dividends per share for a 12 month period and dividing the result by the Fund's net asset value per share on the last day of the calculation period. Annualized distribution rates are calculated by multiplying the income and short-term capital gain dividends per share for the last month by 12 and then dividing the result by the Fund's net asset value per share as of the end of such month.

The distribution rate is simply a measure of the level of income dividends and short-term capital gain dividends distributed for a specified period. It is not a complete measure of performance, and may be greater than yield since, for instance, it includes non-recurring short-term gains. The distribution rate may not include the effects of amortizing bond premiums.

The Fund may compare its performance to that of other mutual funds with similar investment objectives or programs, and may quote information from financial, industry or general interest publications in its promotional materials. Additionally, its materials may contain references to types and characteristics of certain securities; features of its portfolio; financial markets; or historical, current or prospective economic trends. Topics of general interest, such as personal financial planning, may also be discussed.

Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, The WM Company, Variable Annuity & Research Data Service or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Fund are often based upon

STATEMENT OF ADDITIONAL INFORMATION
changes in net asset value with all dividends reinvested and may not reflect the imposition of charges deducted under the terms of GIAC's variable contracts.

The Fund's performance figures are based upon historical results and do not represent future performance. Returns on net asset value will fluctuate. Factors affecting the Fund performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable by GIAC on behalf of GIAC contractowners at net asset value, which may be more or less than original cost.

CALCULATION OF NET ASSET VALUE
The Fund's net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day in which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the Fund's net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

SECURITIES VALUATIONS

Securities which are listed or traded on any securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, on the closing bid price. Securities traded on more than one exchange shall be valued on the exchange where the security is principally traded, and the last sale price of the security on other exchanges shall be used only if there were no trades on the principal exchange on that date. Securities traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid price (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Repurchase agreements are carried at cost which approximates market value.



Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Fund's Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Fund's Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Fund's Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.


TAXES
The Guardian Bond Fund qualifies and intends to remain qualified to be taxed as a regulated investment company under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as the Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and net capital gains.

To qualify for treatment as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income

                                                    THE GUARDIAN BOND FUND, INC.

(including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and
(iii) must be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer and
(b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and its related Treasury Department regulations require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIAC intends to diversify the Fund's investments in accordance with those requirements. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Fund intends to quality for this exemption or to make its distributions in accordance with the calendar year.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

Foreign Investments -- The Fund is authorized to invest in foreign securities and may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities or currencies is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Fund effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


Since the only shareholders of the Fund will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts and policies, see the applicable Prospectus.


The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Fund. No attempt has been made to describe any U.S. state, local or other tax consequences.

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. Portfolio securities purchased for the Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

State Street Bank is also the Fund's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Fund and distributes dividends to the GIAC separate accounts which invest in the Fund's shares on behalf of GIAC's variable contractowners.

STATEMENT OF ADDITIONAL INFORMATION

State Street Bank plays no part in formulating the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund.

BROKERAGE ALLOCATION

GIS currently serves as investment adviser to several other Guardian-sponsored mutual funds and may act as investment adviser to others in the future. GIS allocates purchase and sale transactions among the Fund and its other mutual fund clients as it deems equitable. GIS is also registered with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. as a broker-dealer. GIS has no formula for the distribution of brokerage business when it places orders to buy and sell approved investments. For over-the-counter transactions, GIS will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, GIS gives consideration to brokers whom it believes can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GIS is authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if GIS considers that the commissions it pays for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which GIS receives in connection with the Fund's portfolio transactions may be used by GIS to benefit its other clients and will not necessarily be used in connection with the Fund.



GIS does not participate in commissions paid by the Fund to other brokers or dealers and does not knowingly receive any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers. Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions.


LEGAL OPINIONS

The legality of the Fund shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Esq., Vice President and Equity Counsel, The Guardian Life Insurance Company of America, who is also Counsel to the Fund.


CAPITAL STOCK
Voting Rights. Through its separate accounts, GIAC is the Fund's sole shareholder of record, so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The independent auditors of the Fund are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audits and reports on the financial statements of the Fund which appear in the Fund's Annual Report to Shareholders for the year ended December 31, 2001. That Annual Report is incorporated by reference in this Statement of Additional Information.

                                                    THE GUARDIAN BOND FUND, INC.

APPENDIX

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The Fund will invest in such securities only when the Board of Directors of the Fund is satisfied that the credit risk with respect to the issuer is minimal.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Repurchase Agreements: Repurchase agreements are instruments under which the Fund purchases a debt security and obtains a simultaneous commitment from the seller (a bank or broker-dealer) to repurchase the debt security at an agreed time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents and are marked-to-market daily during their entire terms. The risk to the Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. In the event of default, the Fund is entitled to sell the underlying collateral. Any loss to the Fund will be the difference between the proceeds from the sale of the collateral and the repurchase price. If bankruptcy proceedings are commenced against the seller, disposition of the collateral by the Fund may be delayed or limited. To minimize this risk, the Board of Directors will periodically evaluate the creditworthiness of broker-dealers and banks which enter into repurchase agreements with the Fund.

Corporate Obligations: Corporate obligations include bonds and notes issued by corporations in order to finance longer term credit needs. The Fund will normally invest in corporate obligations which are rated in one of the four highest rating categories established by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if not rated, are of equivalent quality as determined by the Fund's investment adviser.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG TERM DEBT RATINGS

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

STATEMENT OF ADDITIONAL INFORMATION

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB and B. Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation than "B." While such debt will likely have some quality and protective characteristics, those characteristics can be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

USING THE RATINGS


These ratings represent Moody's and Standard & Poor's opinions as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. GIS will consider such an event in determining whether the Fund should continue to hold the obligation.

                                                    THE GUARDIAN BOND FUND, INC.

                          THE GUARDIAN BOND FUND, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

         Number             Description
         --------           -----------

          (a)         -- Articles of Incorporation(2)
          (b)         -- By-Laws(2)
          (c)         -- Not Applicable
          (d)         -- Investment Advisory Agreement(2)
          (e)(i)      -- Selected Dealers Agreement(1)
          (e)(ii)     -- Distribution Agreement(1)
          (f)         -- Not Applicable
          (g)         -- Custodian Agreement and Amendment
                           to Custodian Agreement(2)
          (h)         -- Transfer Agency Agreement(2)
          (i)         -- Opinion and Consent of Counsel(2)
          (j)(i)      -- Consent of Counsel*
          (j)(ii)     -- Consent of Ernst & Young LLP*
          (k)         -- Not Applicable
          (l)         -- Letter from The Guardian Insurance & Annuity
                           Company, Inc. with respect to providing the initial capital for the Registrant(1)
          (m)         -- Not Applicable
          (n)         -- Not Applicable
          (o)         -- Reserved
          (p)         -- Code of Ethics(4)
          (q)         -- Powers of Attorney executed by a majority of the Board
                         of Directors and certain principal officers of the Fund(3)


------------
(1) Incorporated by reference to Registrant's filing (Reg. No. 2-81150) of March 29, 1983.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 28, 1998.


(3) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 29, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 25, 2000.

*     Filed herewith

Item 24. Persons Controlled by or Under Common Control with Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of March 21, 2002:



                                                                 Percentage of
                                   State of Incorporation      Voting Securities
   Name of Entity                     or Organization                Owned
   --------------                  ----------------------      -----------------
The Guardian Insurance &                 Delaware                     100%
 Annuity Company, Inc.
Berkshire Equity Sales, Inc.           Massachusetts                  100%
Berkshire Life Insurance               Massachusetts                  100%
 Agency, Inc.
Berkshire Life Insurance                   Ohio                       100%
 Agency of Ohio, Inc.
Guardian Trust Company,                  Federal
 FSB                                   Savings Bank                   100%
Managed Dental Care, Inc.               California                    100%
Park Avenue Life Insurance               Delaware                     100%
 Company
Managed Dental Guard of                  Missouri                     100%
 Missouri, Inc.
Managed Dental Guard of                   Texas                       100%
 Texas, Inc.
Innovative Underwriters Services        New Jersey                    100%
Dental Guard Preferred, Inc.            Washington                    100%
Managed Dental Guard, Inc.               Maryland                     100%
Corporate Financial Services, Inc.     Pennsylvania                   100%
Fiduciary Insurance Company              New York                     100%
 of America
First Commonwealth, Inc.                 Delaware                     100%
Guardian Hanover Corporation             New York                     100%
Private Healthcare Systems, Inc.         Delaware                      25% (Class A)
                                                                    14.75% (Class B)
The Guardian Park Avenue Fund          Massachusetts                12.20%
The Guardian S&P 500 Index Fund        Massachusetts                52.85%
The Guardian Investment                Massachusetts                30.42%
 Quality Bond Fund
The Guardian Tax-Exempt Fund           Massachusetts                87.97%
The Guardian Baillie Gifford           Massachusetts                48.47%
 International Fund
The Guardian Park Avenue Small
 Cap Fund                              Massachusetts                31.07%
The Guardian Baillie Gifford
 Emerging Markets Fund                 Massachusetts                63.85%
Baillie Gifford Emerging Markets Fund     Maryland                  37.59%
Baillie Gifford International Fund        Maryland                  15.89%
The Guardian High Yield Bond Fund      Massachusetts                86.43%
The Guardian Small Cap Stock Fund         Maryland                  67.78%
The Guardian VC Asset
 Allocation Fund                          Maryland                  56.52%
The Guardian VC High Yield
 Bond Fund                                Maryland                  77.52%
The Guardian VC 500
 Index Fund                               Maryland                  84.36%



     The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of December 31, 2001:



                                                                 Approximate
                                                            Percentage of Voting
                                                              Securities Owned
                              Place of Incorporation          by Guardian Life
   Name of Entity                 or Organization                 Affiliates
   --------------             ----------------------        --------------------
Guardian Investor Services           Delaware                       100%
 LLC
Guardian Baillie Gifford Limited     Scotland                        51%
The Guardian Cash Fund, Inc.         Maryland                       100%
The Guardian Bond Fund, Inc.         Maryland                       100%
The Guardian Variable
 Contract Funds, Inc.                Maryland                       100%
The Guardian Park Avenue Fund        Massachusetts                    3%
GIAC Funds, Inc.                     Maryland                       100%
Park Avenue Securities LLC           Delaware                       100%
PAS Insurance Agency of Alabama,
  Inc.                               Alabama                        100%
PAS Insurance Agency of
  Massachusetts, Inc.                Massachusetts                  100%
PAS Insurance Agency of Hawaii,
  Inc.                               Hawaii                         100%
Family Service Life Insurance Co.    Texas                          100%
Famlico, Inc.                        Texas                          100%
Guardian Reinsurance Services Corp.  Connecticut                    100%
Sentinel American Life
 Insurance Co.                       Texas                          100%
First Commonwealth Limited
  Health Services Corporation        Illinois                       100%
First Commonwealth Limited
  Health Services Corporation        Wisconsin                      100%
First Commonwealth of Illinois,
  Inc.                               Illinois                       100%
First Commonwealth Reinsurance
  Company                            Arizona                        100%
First Commonwealth of Missouri,
  Inc.                               Missouri                       100%
First Commonwealth Limited
  Health Service Corporation
  of Michigan                        Michigan                       100%
Smileage Dental Services, Inc.       Wisconsin                      100%
First Commonwealth Insurance
  Company                            Illinois                       100%
First Commonwealth Health
  Services Corporation               Illinois                       100%


Item 25. Indemnification

      Reference is made to Registrant's Articles of Incorporation which have been filed as Exhibit Number 1 to Post-Effective Amendment No. 17 to the Registration Statement on April 28, 1998 and are incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser



      Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for the four series funds comprising The Guardian Variable Contract Funds, Inc., namely: The Guardian Stock Fund, Inc., The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, and The Guardian VC 500 Index Fund, The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and eight of the ten operational series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund and one of the three series funds comprising GIAC Funds, Inc. namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS' principal business address is 7 Hanover Square, New York, New York 10004. GIS is also the underwriter of the Park Avenue Portfolio and GIAC Funds, Inc. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N, are all unit investment trusts registered under the Investment Company Act of 1940, as amended.




      A list of GIS' officers and managers is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.



                                                      Other Substantial Business,
      Name                Position(s) with GIS     Profession, Vocation or Employment
      ----                ---------------------    ----------------------------------
Armand M. de Palo         Manager                  Executive Vice President and Chief
                                                   Actuary; The Guardian Life
                                                   Insurance Company of America.
                                                   Director: The Guardian Insurance &
                                                   Annuity Company, Inc.

Frank J. Jones            Manager                  Executive Vice President and Chief
                                                   Investment Officer: The Guardian
                                                   Life Insurance Company of America.
                                                   Director, Executive Vice President
                                                   and Chief Investment Officer: The
                                                   Guardian Insurance & Annuity
                                                   Company, Inc. Director: Guardian
                                                   Baillie Gifford Limited.* Officer
                                                   of various Guardian-sponsored
                                                   mutual funds.

Bruce C. Long             Manager and              Executive Vice President, Equity:
                          President                The Guardian Life Insurance
                                                   Company of America Since March
                                                   2001; prior thereto, Senior Vice
                                                   President, Equity.

Joseph D. Sargent         Manager                  Chairman of the Board and Chief
                                                   Executive Officer: The Guardian Life
                                                   Insurance Company of America since
                                                   1/02; President, Chief Executive
                                                   Officer and Director prior thereto.
                                                   President, Chief Executive Officer
                                                   and Director: The Guardian
                                                   Insurance & Annuity Company, Inc.
                                                   and Park Avenue Life Insurance
                                                   Company. Director: Guardian Baillie
                                                   Gifford Limited.* Manager: Park
                                                   Avenue Securities LLC. Chairman and
                                                   Director (Trustee) of various
                                                   Guardian-sponsored mutual funds.

Frank L. Pepe             Vice President &         Vice President and Equity
                          Controller               Controller: The Guardian Life
                                                   Insurance Company of America. Vice
                                                   President and Controller: The
                                                   Guardian Insurance & Annuity
                                                   Company, Inc. Officer of various
                                                   Guardian-sponsored mutual funds.

Richard T. Potter, Jr.    Vice President and       Vice President and Equity Counsel:
                          Counsel                  The Guardian Life Insurance
                                                   Company of America. Vice President
                                                   and Counsel: The Guardian
                                                   Insurance & Annuity Company, Inc.
                                                   and various Guardian-sponsored
                                                   mutual funds.

Thomas G. Sorell          Senior Managing          Senior Managing Director,
                          Director                 Investments, The Guardian Life
                                                   Insurance Company of America,
                                                   since March 2000; Vice President
                                                   prior thereto. Senior Managing
                                                   Director, The Guardian Insurance &
                                                   Annuity Company, Inc.

Donald P. Sullivan, Jr.   Vice President           Vice President: The Guardian
                                                   Life Insurance Company of America.
                                                   Vice President: The Guardian
                                                   Insurance & Annuity Company, Inc.

Ann T. Kearney            Second Vice              Second Vice President: Group
                          President                Pensions: The Guardian
                                                   Life Insurance Company of America.
                                                   Second Vice President: The
                                                   Guardian Insurance & Annuity
                                                   Company, Inc.

Peggy L. Coppola          Vice President           Vice President, Equity Sales:
                                                   The Guardian Life Insurance
                                                   Company of America, since
                                                   March 2002; Second Vice
                                                   President, Equity Sales, prior
                                                   thereto. Vice President, The
                                                   Guardian Insurance & Annuity
                                                   Company, Inc.

Earl C. Harry             Treasurer                Treasurer: The Guardian Life
                                                   Insurance Company of America.
                                                   Treasurer: The Guardian Insurance
                                                   & Annuity Company, Inc. Treasurer:
                                                   Park Avenue Securities LLC.

Joseph A. Caruso          Manager, Senior          Senior Vice President and Secretary,
                          Vice President           The Guardian Life Insurance Company
                          and Secretary            of America since 1/01; Vice President
                                                   and Secretary prior thereto. Director,
                                                   Senior Vice President and Secretary:
                                                   The Guardian Insurance & Annuity Company,
                                                   Inc. and Park Avenue Securities LLC.
                                                   Senior Vice President and Secretary,
                                                   various Guardian-sponsored mutual funds.

Item 27. Principal Underwriters


      (a) GIS is the principal underwriter and distributor of the ten funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Park Avenue Tax-Efficient Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund: In addition, GIS is the distributor of variable annuities and variable life insurance policies offered by GIAC through GIAC's separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, and The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contract owners.



      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.




Name                     Position(s) with Underwriter   Position(s) with Registrant
----                     ----------------------------   ----------------------------
Gary B. Lenderink        Manager                        None
Bruce C. Long            President & Manager            None
Joseph D. Sargent        Manager                        Director
Frank J. Jones           Manager                        President
Frank L. Pepe            Senior Vice President          Controller
                         & Controller
Richard T. Potter, Jr.   Vice President and Counsel     Vice President and Counsel
Donald P. Sullivan, Jr.  Vice President                 Vice President
Ann T. Kearney           Second Vice President          Controller
Peggy L. Coppola         Vice President                 None
Earl Harry               Treasurer                      None
Joseph A. Caruso         Manager, Senior Vice           Senior Vice President and Secretary
                         President and Secretary



      (c) Not Applicable.

Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

      None.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, The Guardian Bond Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 23rd day of April, 2002.




                                       THE GUARDIAN BOND FUND, INC.


                                       By  /s/ FRANK J. JONES
                                          ---------------------------------
                                               Frank J. Jones
                                               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/FRANK J. JONES                      President
-----------------------------------    (Principal Executive Officer)
  Frank J. Jones


/s/ALEXANDER M. GRANT*                 Treasurer
-----------------------------------    (Principal Financial Officer)
  Alexander M. Grant


/s/FRANK L. PEPE*                      Controller
-----------------------------------    (Principal Accounting Officer)
  Frank L. Pepe


/s/ Frank J. Fabozzi                   Director
-----------------------------------
  Frank J. Fabozzi


/s/ARTHUR V. FERRARA*                  Director
-----------------------------------
Arthur V. Ferrara


/s/LEO R. FUTIA*                       Director
-----------------------------------
  Leo R. Futia


/s/WILLIAM W. HEWITT, JR.*             Director
-----------------------------------
 William W. Hewitt, Jr.


/s/SIDNEY I. LIRTZMAN*                 Director
-----------------------------------
 Sidney I. Lirtzman


/s/ Joseph D. Sargent                  Director
-----------------------------------
  Joseph D. Sargent


/s/ Carl W. Schafer                    Director
-----------------------------------
  Carl W. Schafer


/s/ROBERT G. SMITH*                    Director
-----------------------------------
  Robert G. Smith



*By  /s/ Frank J. Jones                                     Date: April 23, 2002
-----------------------------------
  Frank J. Jones
 Pursuant to a Power of Attorney

                          The Guardian Bond Fund, Inc.

                                  Exhibit Index

Number            Description
--------          -----------

(j)(i)            Consent of Counsel
(j)(ii)           Consent of Ernst & Young LLP